                                                                    Exhibit 99.1


SUPERIOR GALLERIES REPORTS SECOND-QUARTER RESULTS

     o    CONFERENCE CALL SCHEDULED FOR TODAY AT 1:30 P.M. PACIFIC TIME

     Beverly Hills, California - (Business Wire) - January 24, 2006 - Superior Galleries, Inc. ("Superior") (OTC Bulletin Board: SPGR) today reported financial results for its fiscal year 2006 second quarter and the six-month period ended December 31, 2005. The Company recorded revenues of $9.6 million in the December quarter, an increase of $1.2 million, or 15%, from $8.4 million for the prior-year second quarter ended December 31, 2004.

     For the six months ended December 31, 2005, Superior Galleries reported revenues of $21.3 million, a 20% increase over $17.7 million in the corresponding period of the prior year.

     Management attributed the revenue growth to continued strong market demand for rare coins. Management believes that this results in part from the continued rise in gold and silver prices, and also credits website enhancements which have resulted in higher traffic and conversion rates, additional numismatic staff, improved employee training and education, and continued development of its Preferred Supplier and Exclusive Auctioneer relationship with Stanford Financial member company Stanford Coins & Bullion. Stanford Financial, the Company's largest shareholder, is also recommending that its investor clients diversify their portfolios to include rare coins.

     Superior Galleries recorded a net loss of $1.1 million, or $0.23 per basic and diluted share, for the quarter ended December 31, 2005, versus a net loss of $130,000, or $0.03 per share, for the prior year's second quarter. Management attributed the diminished profitability to an unfavorable revenue mix and higher operating costs.

     For the six months ended December 31, 2005, the Company reported a net loss of $1.2 million, or $0.25 per basic and diluted share, as compared to a net loss of $5,000, or $0.00 per share, in the corresponding prior-year period. As with the second quarter, an unfavorable revenue mix and higher operating costs diminished profitability despite year-over-year revenue growth.

     Second-quarter 2006 results include approximately $47,000 in investor relations expenses and $86,000 in expenses related to new policies mandating the expensing of employee stock options, neither of which items impacted the year-ago quarter, as well as higher advertising costs totaling $85,000.

     "Continued business-building investments, in the context of the typically slow second-quarter environment, resulted in net losses for the second quarter and first half of fiscal 2006 despite our strong revenue growth," commented Silvano DiGenova, Chairman and CEO of Superior Galleries. "However, we are optimistic that our implementation of our monthly, online-only Collectors' Auctions and of our recent, long-term decision to choose only top-quality consignments will improve our gross margins in the future. Our Collectors' Auctions, a Superior Galleries exclusive, are attracting significant new customers, to whom we provide the industry-leading numismatic expertise of our Private Client Services Group. In January, following the close of our second quarter, our latest Elite auction held in Orlando, Florida achieved sell-through of approximately 80%, as contrasted with the 60% these events have averaged over about the last year. This was a function of our shift to handling only top-quality consignments offering higher margins."

     Mr. DiGenova continued, "We are also pleased to have been chosen by the State of California to serve as exclusive auctioneer for unclaimed property including rare coins, jewelry and other high-end collectibles. Our first auction under these auspices is set for early May, during the fourth quarter of our current fiscal year. While we don't foresee these twice-yearly events making a major contribution to our revenues, we are nonetheless honored to be chosen, and anticipate that these unclaimed property auctions will serve to broaden and extend our customer base."

CONFERENCE CALL TODAY AT 1:30 P.M. PACIFIC TIME

     Superior Galleries will hold a conference call, today, Tuesday, January 24, 2006 at 1:30 p.m. Pacific Time to discuss results for the second quarter and first six months of fiscal 2006.

     To participate in the conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (877) 586-7724. International callers should dial (706) 679-0614. There is no pass code required for this call.

     If you are unable to participate in the call at this time, a replay will be available on Tuesday, January 24 at 3:00 p.m. PT, through Tuesday, January 31 at 9:00 p.m. PT. To access the replay dial (800) 642-1687 and enter the conference ID number 4006609. International callers please dial (706) 645-9291.

     Additionally, a transcript and audio webcast replay of the conference call will be made available on the Superior Galleries web site at www.sgbh.com following the conclusion of the live call.

     Superior Galleries, Inc. is a publicly traded company, acting as a dealer and auctioneer in rare coins and other fine collectibles. The firm markets its products through its prestigious location in Beverly Hills, California and the company's web site at www.sgbh.com.

     Included in this release are statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including express and implied statements concerning future results of operations, expansion plans and expectations. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that the expectations reflected in such forward looking statements will prove to be correct. These forward-looking statements are subject to certain risks and uncertainties, including market and other conditions that may affect the Company's ability to expand its auction and dealer activities and control our operating costs, changes in investment recommendations by financial advisors and risks identified in its SEC filings. The company's actual results could differ materially from those anticipated in the forward looking statements as a result of certain factors including sales levels, operating costs, distribution and competition trends, consumer preferences and other market factors. Past sales performance may not be indicative of future results. No assurances are given that sales trends or sales performance on behalf of consignors or customers will continue.


                     (FINANCIAL TABLES AND CONTACTS FOLLOW)

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
                                           SUPERIOR GALLERIES, INC.
                                      STATEMENTS OF INCOME AND OPERATIONS
                                                  (UNAUDITED)
                                 (dollars in thousands except per-share data)

                                                       Six Months Ended              Three Months Ended
                                                  ----------------------------    ----------------------------
                                                    December        December        December        December
                                                    31, 2005        31, 2004        31, 2005        31, 2004
                                                  ------------    ------------    ------------    ------------
Net sales                                         $     20,433    $     16,768    $      9,485    $      8,255
Commission income                                          846             905             141             148
                                                  ------------    ------------    ------------    ------------
TOTAL REVENUE                                           21,279          17,673           9,626           8,403

COST OF REVENUE                                         17,782          14,003           8,440           6,787
                                                  ------------    ------------    ------------    ------------

GROSS PROFIT                                             3,497           3,670           1,186           1,616

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES             4,467           3,496           2,166           1,642
                                                  ------------    ------------    ------------    ------------

Income (loss) from operations                             (970)            174            (980)            (26)
                                                  ------------    ------------    ------------    ------------
OTHER INCOME (EXPENSE)
   Interest income                                         214             202             101             102
   Interest expense                                       (466)           (378)           (238)           (204)
   Other expense, net                                        -              (2)              -              (2)
                                                  ------------    ------------    ------------    ------------
     Total other income (expense)                         (252)           (178)           (137)           (104)
                                                  ------------    ------------    ------------    ------------

LOSS BEFORE PROVISION FOR TAXES                         (1,222)             (4)         (1,117)           (130)

INCOME TAX PROVISION                                         1               1               -               -
                                                  ------------    ------------    ------------    ------------

NET LOSS                                          $     (1,223)   $         (5)   $     (1,117)   $       (130)
                                                  ============    ============    ============    ============
NET LOSS PER SHARE
   basic                                          $      (0.25)   $      (0.00)   $      (0.23)   $      (0.03)
                                                  ============    ============    ============    ============
   fully diluted                                  $      (0.25)   $      (0.00)   $      (0.23)   $      (0.03)
                                                  ============    ============    ============    ============
WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING
   basic                                                 4,820           4,503           4,820           4,510
                                                  ============    ============    ============    ============
   fully diluted                                         4,820           4,503           4,820           4,510
                                                  ============    ============    ============    ============


                                                    (MORE)

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
                                SUPERIOR GALLERIES, INC.
                                     BALANCE SHEETS
                                     (in thousands)

                                                                 December      June 30,
                                                                 31, 2005        2005
                                                                 ----------
                                                                (Unaudited)
                                                                 ----------   ----------
ASSETS

CURRENT ASSETS
  Cash                                                           $      712   $      417
  Accounts receivable, net of allowance for uncollectible
     accounts of $165 (Dec. 2005) and $122 (Jun. 2005)                3,015        4,969
  Auction and customer advances                                       3,155        4,950
  Inventories                                                         9,296        8,713
  Prepaid expense and other                                             300          346
                                                                 ----------   ----------

     Total current assets                                            16,478       19,395
                                                                 ----------   ----------
LONG-TERM ASSETS
  Property and equipment, net                                           328          220
                                                                 ----------   ----------

     Total long-term assets                                             328          220
                                                                 ----------   ----------

         TOTAL ASSETS                                            $   16,806   $   19,615
                                                                 ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Line of credit - related party                                 $    9,250   $    9,250
  Line of credit                                                      2,050        2,200
  Accounts payable and accrued expenses                               3,268        5,154
  Notes payable to a related party                                      400          350
  Notes payable                                                       1,150          650
  Series A stock redemption payable                                     137          275
                                                                 ----------   ----------

     Total current liabilities                                       16,255       17,879
                                                                 ----------   ----------

LONG-TERM LIABILITIES
  Notes payable to a related party, net of current portion              300          400
                                                                 ----------   ----------

     Total long-term liabilities                                        300          400
                                                                 ----------   ----------

         TOTAL LIABILITIES                                           16,555       18,279
                                                                 ----------   ----------


                                     (MORE)

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
                                          SUPERIOR GALLERIES, INC.
                                          BALANCE SHEETS, CONTINUED
                                               (in thousands)


                                                                                 December        June 30,
                                                                                 31, 2005          2005
                                                                                (Unaudited)
                                                                               ------------    ------------
COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' EQUITY (DEFICIT)
  Preferred stock, 693 shares undesignated,
     none outstanding
  Series B convertible preferred stock, $1.00 par value, 3,400 shares designated, 3,400 shares issued
     and outstanding with a liquidation preference of $3,400                          2,967           2,967
  Series D convertible preferred stock, $1.00 par value, 2,000 shares designated, 2,000 shares issued and
     outstanding with a liquidation preference of $2,000                              1,931           1,931
   Series E convertible preferred stock, $1.00 par value, 2,500 shares designated, 2,500 shares issued and
     outstanding with a liquidation preference of $2,500                              2,488           2,488
  Common stock, $0.001 par value, 20,000 shares authorized; 4,820 shares
     issued and outstanding as of December 31, 2005 and June 30, 2005                     5               5
  Additional paid in capital                                                          8,597           8,459
  Accumulated deficit                                                               (15,737)        (14,514)
                                                                               ------------    ------------

     Total stockholders' equity (deficit)                                               251           1,336
                                                                               ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                           $     16,806    $     19,615
                                                                               ============    ============


See the Company's filing with the SEC on Form 10Q for notes to financial statements.

Contact:
Superior Galleries, Inc., Beverly Hills, California
Larry Abbott, Exec. V.P. and COO, at 310-203-9855 or larrya@sgbh.com www.sgbh.com

Investor Relations Contacts:                       American Capital Ventures, Inc.
CCG Investor Relations                             Howard Gostfrand, President, at 305-918-7000
Sean Collins, Partner, at 310-477-9800             or hg@amcapventures.com
www.ccgir.com                                      www.amcapventures.com
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